UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  02/21/2008

AMN HEALTHCARE SERVICES , INC.
(Exact name of registrant as specified in its charter)

Commission File Number:  001-16753

Delaware	06-1500476
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

12400 High Bluff Drive, Suite 100 San Diego California, 92130
(Address of principal executive offices, including zip code)

866-871-8519
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Steven C. Francis, a director of AMN Healthcare Services, Inc. (the "Company"), advised the Company on February 19, 2008, that he has chosen not to stand for re-election as a director at the Company's 2008 Annual Meeting of Stockholders to be held on April 9, 2008.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMN HEALTHCARE SERVICES , INC.

Date: February 21, 2008	By:	/s/ Susan R. Nowakowski
Susan R. Nowakowski
President & Chief Executive Officer

Exhibit Index

Exhibit No.	Description
EX-99.1	Letter from Steven C. Francis to Board of Directors, AMN Healthcare Services, Inc., dated February 19, 2008.
EX-99.2	Press Release issued by the Company on February 22, 2008.